UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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PATRIOT NATIONAL BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

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PATRIOT NATIONAL BANCORP, INC.

900 Bedford Street

Stamford, Connecticut 06901

NOTICE OF 2013 ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Patriot National Bancorp, Inc.:

You are cordially invited to attend the 2013 Annual Meeting of Shareholders of Patriot National Bancorp, Inc., a Connecticut corporation (the “Company”), which will be held on September 17, 2013, starting at 10:00 a.m., Eastern Standard Time, at the offices of Robinson & Cole LLP, 1055 Washington Boulevard, 10th Floor, Stamford, Connecticut 06901, for the following purposes:

(1)	To elect six directors to serve until our Annual Meeting of Shareholders to be held in 2014 and until their successors are elected;

(2)	To ratify the appointment of KPMG LLP to serve as the independent registered public accounting firm for Patriot National Bancorp, Inc. for the 2013 fiscal year;

(3)	To approve an amendment to the Patriot National Bancorp, Inc. 2012 Stock Plan; and

(4)	To transact any other business which may properly come before the meeting.

This Notice of 2013 Annual Meeting of Shareholders and the attached Information Statement dated August 19, 2013 should be read in conjunction with the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2012. Collectively, these documents contain all of the information and disclosures required in connection with the 2013 Annual Meeting of Shareholders. Copies of all these materials can be found on the Company’s website at www.pnbk.com.

By Order of the Board of Directors,

/s/ Michael A. Carrazza
Michael A. Carrazza
Chairman of the Board

/s/ Kenneth T. Neilson
Kenneth T. Neilson
President and Chief Executive Officer

August 19, 2013

INFORMATION STATEMENT

For the Annual Meeting of Shareholders to be held on

September 17, 2013

at the offices of Robinson & Cole LLP,

1055 Washington Boulevard, 10th Floor

Stamford, Connecticut 06901

at 10:00 a.m.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This Information Statement is being furnished to the shareholders of Patriot National Bancorp, Inc., a Connecticut corporation (“we,” “us,” “our,” the “Company” or “Patriot”). We are the bank holding company of Patriot National Bank (the “Bank”). This Information Statement relates to our resolutions to (a) elect six directors for the coming year, (b) to retain KPMG LLP as our independent registered public accounting firm for the 2013 fiscal year, (c) approve an amendment to the Patriot National Bancorp, Inc. 2012 Stock Plan (the “2012 Plan”), in the form of Exhibit A attached hereto (the “Amendment”), and (d) transact any other business which may properly come before the meeting. These resolutions will be adopted by our Board of Directors prior to the 2013 Annual Meeting of Shareholders in accordance with statutes governing Connecticut corporations (the “Connecticut Law”) and will be presented to an annual meeting of our shareholders to be held on September 17, 2013, as outlined in the Notice of 2013 Annual Meeting of Shareholders (the “Annual Meeting”) that accompanies this Information Statement.

Our majority shareholder, PNBK Holdings LLC (“Holdings”), which owns in excess of 87.1% of our outstanding voting securities, has indicated that it will vote in favor of these resolutions. Holdings is managed by PNBK Sponsor, LLC (“Sponsor”). Michael A. Carrazza, the Chairman of our Board, is the manager of Sponsor. No other votes are required or necessary to elect directors for the coming year, to retain KPMG LLP as our independent registered public accounting firm for the 2013 fiscal year or to approve the Amendment.

The election of directors, the retention of KPMG LLP as our independent registered public accounting firm and the approval of the Amendment are outlined below.

Important Notice of Internet Availability of Information Statement and Related Materials

As permitted by the federal securities laws, we are making this Information Statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as amended, available to our shareholders primarily via the Internet instead of mailing printed copies of these materials to each shareholder. On or about August 19, 2013 we intend to mail to our shareholders a Notice of Internet Availability, or “Notice,” containing instructions on how to access these materials, including the Information Statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as amended. We intend to make the Information Statement available to our shareholders on or about August 19, 2013. This Information Statement and the Annual Report on
Form 10-K for the fiscal year ended December 31, 2012, as amended, are available for viewing on the Internet at www.pnbk.com.

QUORUM AND VOTING REQUIREMENTS

Quorum Requirement

A majority of our outstanding common stock, $0.01 par value per share (the “Common Stock”), represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, unless otherwise provided by law. If less than a quorum is represented at a meeting, a majority of the shares so represented may adjourn the meeting without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

Vote Required

If a quorum is present, action by the shareholders on a matter is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Each outstanding share shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders.

In the election of directors, shareholders may cumulate their votes. Cumulative voting allows a shareholder to allocate among the director nominees, as the shareholder sees fit, the total number of votes equal to the number of director positions to be filled multiplied by the number of shares held by the shareholder. For example, if a shareholder owns 100 shares of stock, and there are six directors to be elected at the Annual Meeting, a shareholder may allocate 600 “for” votes (six multiplied by 100) among as few or as many of the six nominees to be voted on at the Annual Meeting as the shareholder chooses. Cumulative voting applies only to the election of directors. For all other matters, each share of Common Stock outstanding as of the close of business on the Record Date (as defined below), is entitled to one vote.

In determining the number of votes cast for or against a proposal, shares abstaining from voting on a matter (including elections) will not be treated as a vote for or against the proposal.

Dissenters’ Right of Appraisal

Our shareholders do not have dissenters’ rights of appraisal with respect to the proposals to be considered at the Annual Meeting.

Other Business

At the date hereof, our management has no knowledge of any business other than that described in the notice for the Annual Meeting that will be presented for consideration at the Annual Meeting.

BENEFICIAL OWNERSHIP AND OTHER MATTERS

Record Date

The record date for determining the shareholders entitled to vote at the Annual Meeting was the close of business on Monday, August 19, 2013 (the “Record Date”), at which time we had issued and outstanding 38,627,294 shares of Common Stock which were owned by 561 shareholders of record. The shares of Common Stock constitute the only outstanding voting securities of the Company entitled to be voted at the Annual Meeting.

Beneficial Ownership

The table below provides certain information about beneficial ownership of Common Stock of the Company as of the Record Date with respect to: (i) each person, or group of affiliated persons, who is known to the Company to own more than five percent (5%) of Company Common Stock; (ii) each of the Company’s directors; (iii) each of the Company’s executive officers; and (iv) all of the Company’s directors and executive officers as a group.

Except as otherwise noted, to the knowledge of the Company, all persons listed below have sole voting and dispositive power with respect to all shares of Common Stock they beneficially own, except to the extent authority is shared by spouses under applicable law. Applicable percentage ownership is based on 38,627,294 shares of Common Stock outstanding. In computing the number of shares of Common Stock beneficially owned by a person and applicable percentage ownership of that person, we deemed outstanding shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within sixty (60) days of the Record Date. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each shareholder is in care of Patriot National Bancorp, Inc., 900 Bedford Street, Stamford, CT 06901.

	Shares of Common Stock Beneficially Owned
Beneficial Owner	Shares			Percent of Class
Michael A. Carrazza	33,669,500	(1)		87.1%
Edward N. Constantino	24,492	(4)		*
Kenneth T. Neilson	296,072	(2)		*
William C. Gray	20,000			*
Emile Van den Bol	14,924	(4)		*
Raymond Smyth	36,325	(3)		*
Michael J. Weinbaum	64,492	(4)		*
Philip W. Wolford	12,873	(5)		*
All Directors and Executive Officers	34,138,678	(1	)(2)(3)(4)(5)	88.3%

*	Less than one percent (1%)
(1)

Includes 33,600,000 shares held by Holdings. Mr. Carrazza is the manager of Sponsor, which is the manager of Holdings; therefore, Mr. Carrazza may be deemed to indirectly beneficially own the shares directly owned by Holdings. Holdings has sole voting and dispositive power with regard to all 33,600,000 shares; Sponsor and Carrazza have shared voting and shared dispositive power of said shares. Also includes 55,000 shares held by Solaia Capital Management Profit Sharing Plan for the benefit of Mr. Carrazza. Mr. Carrazza has sole voting and dispositive power with regard to such shares.

(2)

Includes 57,700 shares held by Neilson Holdings LP (“NH”). Mr. Neilson is the general partner of NH; therefore, Mr. Neilson may be deemed to indirectly beneficially own the shares held by NH. Also includes 8,153 shares issued pursuant to a Restricted Stock Agreement which have not yet vested. Also includes 223,880 shares issued pursuant to an Employment Agreement which have not yet vested.

(3)	Includes 6,264 shares held in an IRA for the benefit of Mr. Smyth. Also includes 7,519 shares issued pursuant to a Restricted Stock Agreement which have not yet vested.
(4)	Includes 8,153 shares issued pursuant to a Restricted Stock Agreement which have not yet vested.
(5)	Includes 84 shares held in joint tenancy with Regine Vantieghem, Mr. Wolford’s wife; and 302 shares owned solely by Regine Vantieghem over which Mr. Wolford disclaims beneficial ownership.

None of our directors have informed us in writing that they intend to oppose any action to be taken by us at the Annual Meeting.

Changes in Control

There are no arrangements known to management that may result in a change of control of the Company.

ITEM 1. ELECTION OF DIRECTORS

The first item to be acted upon at the Annual Meeting is the election of six directors to our Board of Directors. Each of the persons elected will serve a term of one year and until the election and qualification of his successor or until his earlier resignation, death or removal. Each nominee is currently serving as one of our directors. We are not aware of any material proceedings to which any of the nominee directors, or any associate of any such director, is a party adverse to us or has a material interest adverse to us. Each nominee has consented to being named as a nominee and to serve if elected.

If any director nominee named in this information statement shall become unable or decline to serve (an event which the Board of Directors does not anticipate), a substitute may be nominated and elected.

Nominees for Election as Directors

The nominees for election as directors have provided the following information about themselves:

Name	Age	Current Position with the Company
Michael A. Carrazza	47	Chairman of the Board of Directors
Kenneth T. Neilson	64	President and Chief Executive Officer and Director
Edward N. Constantino	66	Director
Raymond B. Smyth	66	Director
Emile Van den Bol	48	Director
Michael J. Weinbaum	46	Director

The nominees for election as directors have provided the following information about themselves:

Michael A. Carrazza

Mr. Carrazza has been Chairman of the Board of Directors of the Company since 2010. Through Sponsor, Mr. Carrazza manages Holdings, the Company’s largest shareholder. Mr. Carrazza is also CEO of Solaia Capital Advisors, an investment management company specializing in the acquisition and operational enhancement of middle market businesses. In 2004, he co-founded Bard Capital Group where he sponsored several transactions in the industrial sector. Mr. Carrazza currently serves as a director of AmQuip Crane Rental and Chairman of Siena Capital Finance. From 2001 until 2003, he was principal at The GlenRock Group, a middle market investment firm, where he structured and financed the buyout of International Surface Preparation Group, Inc. (“ISPC”) from U.S. Filter/Vivendi. He subsequently worked at ISPC as Vice President in the office of the Chairman, managing the company’s financings, restructure and subsequent sale.

Kenneth T. Neilson

Mr. Neilson has been President and Chief Executive Officer since March 18, 2013 and has served as a director of Patriot since 2010. Mr. Neilson is the retired President, Chairman and CEO of Hudson United Bank and Hudson United Bancorp where he served for 23 years. After becoming President and CEO in 1989, Mr. Neilson led Hudson United Bancorp from a one state, 15 branch network with $500 million in assets, to a premiere franchise spanning four states with over 200 branch locations and an asset size of $9 billion by 2006 when it was sold to TD Banknorth. Mr. Neilson currently serves as a Board Member of Quinnipiac University.

Edward N. Constantino

Mr. Constantino has over 40 years of audit, advisory and tax experience working for two major accounting firms, Arthur Anderson LLP and KPMG LLP. Mr. Constantino retired from KPMG in late 2009, where he was an Audit Partner in charge of the Firm’s real estate and asset management businesses. Mr. Constantino is a member of the Board of Directors of ARC Property Trust and a member of the Audit Committee of the New York City Housing Authority. Mr. Constantino also serves as a consultant for the law firm of Skadden Arps. Mr. Constantino’s specific skills include auditing national and multinational organizations, internal control and compliance, financial reporting, regulatory reporting, risk management, asset valuation, accounting and finance and transaction structuring. He is a licensed CPA, a Member of the American Institute of Certified Public Accountants and a Member of the New York State Society of Public Accountants. He is currently a Member of the Board of Trustees and the Audit Committee Chairman of St. Francis College.

Raymond B. Smyth

Mr. Smyth served as our director from November 2008 until 2010 and since 2011. He is a retired partner in the accounting firm of Masotti & Masotti. In addition, he is a CPA and a financial expert.

Emile Van den Bol

Mr. Van den Bol is currently the Chief Executive Officer of Brooklawn Capital, LLC. Brooklawn Capital is an investment management company which advises and invests in real estate and securities. Mr. Van den Bol retired in 2010 as Managing Director of the Commercial Real Estate Group of Deutsche Bank Securities, Inc. Mr. Van den Bol joined Deutsche Bank in 2001 as Managing Director and held several executive positions in the Commercial Real Estate Group including Global Co-Head Structured Finance, Global Head Commercial Real Estate CDO Group and Member of the Global Commercial Real Estate Executive Committee. Mr. Van den Bol was from 2005 to 2009 a Governor of the Board of the Commercial Mortgage Securities Association. From 1996 to 2001 Mr. Van den Bol was employed by Lehman Brothers where he held a number of positions including Head of Esoteric Principal Finance Group and Co-Head of Lehman Brothers Franchise Conduit. Mr. Van den Bol was a member of Morgan Stanley’s Structured Finance Group from 1991 to 1996.

Michael J. Weinbaum

Mr. Weinbaum has been the Vice President of Real Estate Operations for United Capital Corp. for more than twenty years. Mr. Weinbaum has extensive experience in real estate operations and transactions. He is a member of the International Council of Shopping Centers and has been a member of United Capital’s Board of Directors since 2005. Mr. Weinbaum currently serves on the Finance Board and Board of Trustees for St. Mary’s Healthcare for Children.

Executive Officers

Our executive officers who do not serve as directors and/or who are not nominees for election as directors are:

Name	Age	Current Position with the Company
William C. Gray	58	Executive Vice President, Chief Financial Officer
Phillip W. Wolford	65	Chief Compliance Officer and Secretary

William C. Gray

Mr. Gray has served as Executive Vice President and Chief Financial Officer of Patriot since December 1, 2012 and as Patriot’s Senior Vice President of Accounting and Finance of the Bank from August 2011 to November 30, 2012. Prior to joining the Bank, Mr. Gray served as Senior Vice President and Chief Financial Officer of Gold Coast Bank from October 2007 through July 2011.

Philip W. Wolford

Mr. Wolford has served as Patriot’s Chief Compliance Officer and Secretary since October 2010. He has also served as Chief Operating Officer and Secretary of the Bank since September 2000. Mr. Wolford was Patriot’s President and Secretary from December 1999 until June 2000. He was President and Chief Executive Officer of the Bank from September 1994 until June 1999 and Secretary of the Bank from September 1998 until September 2000 and President of the Bank from August 1999 until September 2000. Mr. Wolford served as a director of Patriot from 1999 to 2010 and as a director of the Bank from 1994 to 2010.

Certain Relationships, Related Transactions and Director Independence

There are no family relationships among our executive officers and directors. In the ordinary course of business, the Bank has made loans to officers and directors (including loans to members of their immediate families and loans to companies of which a director owns 10% or more). The total amount of loans to officers and directors outstanding was $0 as of December 31, 2012, and as of the Record Date. In the opinion of management, all of such loans were made in the ordinary course of business of the Bank on substantially the same terms, including interest rates and collateral requirements, as those then prevailing for comparable transactions with persons not related to the lender. The Bank believes that at the time of origination these loans neither involved more than the normal risk of collectability nor presented any other unfavorable features.

Information about transactions involving related persons is assessed by Patriot’s independent directors. Related persons include Patriot’s directors and executive officers as well as immediate family members of directors and officers. If the independent directors approve or ratify a material transaction involving a related person, then the transaction would be disclosed in accordance with the Securities and Exchange Commission (the “SEC”) rules. If the related person is a director, or a family member of a director, then that director would not participate in those discussions.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s officers, directors and persons who own more than 10% of the issued and outstanding shares of Common Stock to file reports of beneficial ownership and changes in beneficial ownership with the SEC and to furnish copies of all Section 16(a) forms to the Company. No Form 3 or 4 filings are known to be late for any of the directors, officers and beneficial owners of more than 10% of any class of equity securities of the Company in 2012 except for Mr. Gray (one filing).

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

Our business affairs are managed under the direction of the Board of Directors in accordance with the Connecticut Business Corporation Act, our certificate of incorporation and our bylaws. Members of our Board of Directors are kept informed of our business through discussions with the Chairman of the Board, our Chief Executive Officer and other officers, by reviewing materials provided to them, and by participating in meetings of the Board of Directors and its committees. Our corporate governance practices are summarized below.

During 2012, our Board of Directors met 13 times. During 2012, each of our directors attended at least 75% of the meetings of our Board of Directors and at least 75% of the meetings of the committees of the Board on which each director served.

Director Attendance at Annual Meetings

We have a policy encouraging attendance by members of the Board of Directors at our Annual Meetings of shareholders. All of our directors attended the 2012 Annual Meeting of Shareholders.

Independence of Board of Directors and Members of Its Committees

We are a controlled company under NASDAQ rules because more than 50% of the voting power for the election of our directors is held by one shareholder. As a result, we are not required to maintain a majority of independent directors on our Board of Directors, nominating committee or compensation committee. The Board of Directors has determined that the following nominees for election as directors at the Annual Meeting are independent: Edward N. Constantino, Emile Van den Bol, Michael J. Weinbaum and Raymond B. Smyth. The Board of Directors has also determined that the Audit Committee is comprised entirely of independent directors within the meaning of applicable laws and regulations, the listing standards of the NASDAQ stock market and our corporate guidelines set forth in the Audit Committee Charter.

Independence Standards

The Board of Directors examines the independence of the directors annually. For a director to be considered independent, the Board of Directors must determine that the director does not have any relationship with us or any of our affiliates, either directly or as a partner, shareholder or officer of an organization that has such a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

A director will not be considered independent if, among other things, the director has:

•	Been employed by the Bank or its affiliates at any time in the current year or during the past three years.

•

Accepted any payments from the Bank or its affiliates in excess of $120,000 during any period of twelve consecutive months within the preceding three years (except for Board services, retirement plan benefits, non-discretionary compensation or loans made by the Bank in accordance with applicable banking regulations).

•	An immediate family member who is, or has been in the past three years, employed by the Bank or its affiliates as an executive officer.

•

Been a partner, controlling shareholder or an executive officer of any “for profit” business to which the Bank made or from which it received, payments (other than those which arise solely from investments in the Bank’s securities) that exceed 5% of the entity’s or the Bank’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the preceding three years.

•	Been employed as an executive officer of another entity where any of the Bank’s executive officers serve on that entity’s compensation committee.

Board Leadership Structure and Role in Risk Oversight

Although our Board of Directors has not adopted a formal policy with respect to whether the principal executive officer should also serve as Chairman of the Board, our principal executive officer and Chairman of the Board are currently separate individuals. Our Board of Directors believes that having a separate Chairman of the Board is appropriate given our business characteristics.

The Board of Directors’ primary responsibility is to seek to maximize long-term shareholder value. The Board of Directors selects our management, monitors management and Company performance, and provides advice and counsel to management. Among other things, the Board of Directors regularly reviews our business strategy and approves our budget. In fulfilling the Board of Directors’ responsibilities, non-employee directors have full access to our management, external auditors and outside advisers.

Committees of the Board of Directors

The members of our Board of Directors devote time and talent to certain standing committees. Among these committees are the Audit Committee, Compensation Committee, Executive Committee and the Nominating and Corporate Governance Committee. The principal functions and members of each committee are described below.

The functions of the Audit Committee include (i) reviewing and recommending policies regarding internal audit and credit review, (ii) establishing and implementing policies to comply with applicable regulations, (iii) causing suitable audits to be made by auditors engaged by the Audit Committee on our behalf, and (iv) pre-approving all audit services and permitted non-audit services provided by the auditors. The Audit Committee or its Chairman also discusses with the independent auditors the auditors’ review of our unaudited quarterly financial statements. The Audit Committee operates pursuant to a written charter, as amended by the Board of Directors on October 23, 2012. A copy of the Audit Committee Charter is attached hereto as Exhibit B. Shareholders may request a copy of the Audit Committee Charter, without charge, by contacting William C. Gray, Executive Vice President and Chief Financial Officer, Patriot National Bancorp, Inc., 900 Bedford Street, Stamford, Connecticut 06901, (203) 251-8210. The members of the Audit Committee are Messrs. Constantino (chairman), Smyth and Van den Bol each of whom is an independent director as defined by SEC and NASDAQ rules. The Board has determined that Messrs. Constantino and Smyth have the professional experience necessary to qualify as Audit Committee financial experts under SEC rules. During 2012, the Audit Committee met seven times. The Report of the Audit Committee for the year ended December 31, 2012 is set forth as Exhibit B to this Information Statement.

The Compensation Committee determines executive compensation. The members of the Compensation Committee are Messrs. Constantino (chairman) and Van den Bol. During 2012, the Compensation Committee met two times. A copy of the Compensation Committee Charter is attached hereto as Exhibit C. In performing its duties, the Compensation Committee may engage consultants to assist it in determining the amount or form of executive and director compensation. During 2012, the Compensation Committee did not engage any consultants. The Compensation Committee consults with our executive officers in determining executive and director compensation.

The Executive Committee exercises, if needed and when the Board of Directors is not in session, all powers of the Board of Directors that may lawfully be delegated. The members of the Executive Committee are Messrs. Carrazza (chairman), Constantino, Neilson and Van den Bol. During 2012, the Executive Committee did not meet.

The principal function of the Nominating and Corporate Governance Committee is to consider and recommend to the full Board of Directors nominees for directors of Patriot and the Bank. The Nominating and Corporate Governance Committee is also responsible for reporting and recommending from time to time to the Board of Directors matters relative to corporate governance. The members of the Nominating and Corporate Governance Committee are Messrs. Van den Bol (chairman), Carrazza, Constantino and Weinbaum. During 2012, the Nominating and Corporate Governance Committee did not meet. A copy of the Nominating and Corporate Governance Committee Charter is attached hereto as Exhibit D.

Nomination Process

The process of reviewing and making recommendations for nominations and appointments to the Board of Directors is the responsibility of the Nominating and Corporate Governance Committee. Our directors have a critical role in guiding our strategic direction and in overseeing management. The Nominating and Corporate Governance Committee will consider candidates for the Board of Directors based upon several criteria, including their broad-based business and professional skills and experiences, concern for the long-term interests of shareholders, personal integrity and judgment. Candidates should have reputations, both personal and professional, consistent with our image and reputation. Directors must have time available to devote to Board activities and to enhance their knowledge of the banking industry. Accordingly, the Board of Directors seeks to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities for us, and who are expected to contribute to an effective Board of Directors.

The Nominating and Corporate Governance Committee utilizes the following process for identifying and evaluating nominees to the Board of Directors. In the case of incumbent directors, each year the Board of Directors informally reviews each director’s overall service to us during the term, including the number of meetings attended, level of participation and performance. In the case of new director candidates, the Nominating and Corporate Governance Committee may solicit from existing directors the names of potential candidates who meet the criteria above; the Nominating and Corporate Governance Committee may discuss candidates suggested by our shareholders; and, if deemed appropriate by the Board of Directors, the Nominating and Corporate Governance Committee may engage a professional search firm. To date, the Nominating and Corporate Governance Committee has not engaged a professional search firm to identify or evaluate potential nominees, but it retains the right to do so in the future, if necessary. The Nominating and Corporate Governance Committee meets to discuss and consider these candidates’ qualifications and then chooses new candidates by majority vote. Each of the nominees for director listed above was recommended by the Nominating and Corporate Governance Committee in 2013.

Shareholder Nominations

Under our by-laws, nominations for directors may be made by any shareholder of any outstanding class of our capital stock who delivers notice, along with the additional information and materials required by our by-laws and certificate of incorporation, to our Chairman of the Board not fewer than 14 days and not more than 50 days before the Annual Meeting. Shareholders may obtain a copy of our certificate of incorporation and by-laws by writing to our Corporate Secretary, 900 Bedford Street, Stamford, Connecticut 06901.

To be considered, the shareholder’s nomination must contain: (i) the name and address of each proposed nominee; (ii) the principal occupation of each proposed nominee; (iii) the total number of shares of our capital stock that will be voted for each proposed nominee; (iv) the name and residence address of the notifying shareholder; and (v) the number of our shares of capital stock owned by the notifying shareholder. In addition, the nomination should include any other information relating to the proposed nominee required to be included in a proxy statement filed pursuant to the proxy rules of the SEC and the nominee’s written consent to serve as a director if elected.

Communications with the Board

Interested parties, including shareholders, wishing to communicate directly with the Board of Directors or any independent directors should send written communications to Michael A. Carrazza, Chairman of the Board, Patriot National Bancorp, Inc., 900 Bedford Street, Stamford, Connecticut 06901. Each communication will be reviewed by Mr. Carrazza who will make appropriate recommendations to the Board of Directors, which may include discussing the matter raised with the Board of Directors as a whole, with only the independent directors, and/or with other members of the senior management team. We believe that this procedure allows the Board of Directors to be responsive to shareholder communications in a timely and appropriate manner.

Code of Conduct

Each of our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer is required to comply with the Patriot National Bancorp, Inc. Code of Conduct for Senior Executive Financial Officers adopted by our Board of Directors. The Code of Conduct was adopted to deter wrongdoing and promote honest and ethical conduct; full, fair, accurate and timely disclosure in public documents; compliance with law; prompt internal reporting of Code of Conduct violations, and accountability for adherence to the Code of Conduct. The Code of Conduct was filed with the SEC as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004. All of our directors, officers and employees are also required to comply with a general Code of Conduct that satisfies the rules set out in Section 406(c) of the Sarbanes-Oxley Act of 2002. Shareholders may request a copy of either Code, without charge, by contacting William C. Gray, Executive Vice President and Chief Financial Officer, Patriot National Bancorp, Inc., 900 Bedford Street, Stamford, Connecticut 06901, (203) 251-8210.

EXECUTIVE COMPENSATION

Director Compensation

The following table details the compensation paid to or accrued for each of Patriot’s non-management directors in 2012:

Name	Fees Earned or Paid in Cash ($)	Cash Awards ($)	Stock Awards(1) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Edward N. Constantino	30,250	-0-	8,649	-0-	-0-	-0-	-0-	38,899
Kenneth T. Neilson (2)	27,250	-0-	8,649	-0-	-0-	-0-	-0-	35,899
Raymond Smyth	22,000	-0-	7,470	-0-	-0-	-0-	-0-	29,470
Emile Van den Bol	20,250	-0-	8,649	-0-	-0-	-0-	-0-	28,899
Michael J. Weinbaum	17,500	-0-	8,649	-0-	-0-	-0-	-0-	26,149

(1)	The Compensation Committee accelerated the vesting of the initial grant of restricted stock whereby the first year of the tranche vested immediately. Restricted stock grants vest in quarterly installments over a four year period from the date of grant.
(2)	Mr. Neilson was appointed as President and CEO effective March 18, 2013.

Patriot’s directors who are also executive officers do not receive compensation for service on the Board of Directors or any of its committees. Non-employee directors of Patriot receive $750 for each board meeting in which they participate and fees ranging from $250 to $500 for each committee meeting in which they participate. In addition, non-employee directors who serve as the chair of a committee receive additional fees ranging from $2,000 to $6,000 per year.

Our directors are also reimbursed for reasonable and necessary out-of-pocket expenses incurred in connection with their service to us, including travel expenses.

Summary Compensation Table

The table below sets forth, for the last two fiscal years, the compensation earned by our Chief Executive Officer, Chief Financial Officer and the two other executive officers who received the highest annual compensation. Certain of the named executive officers are entitled to certain payments in connection with resignation, retirement or other termination.

Name and Principal Position(s)	Year	Salary	Bonus	All Other Annual Compensation		Total
Michael A. Carrazza	2012	$300,000	$-0-	$658		$300,658
Chairman	2011	$300,000	$150,000	$-0-		$450,000
Christopher D. Maher (1)	2012	$375,000	$-0-	$18,250	(6)	$393,250
President and CEO	2011	$375,000	$150,000	$12,000	(6)	$537,000
Kenneth T. Neilson (2)	2012	$-0-	$-0-	$35,899		$35,899
President and CEO	2011	$-0-	$-0-	$24,000		$24,000
Robert F. O’Connell (3)	2012	$248,451	$-0-	$7,492		$255,943
Senior Executive Vice President and Chief Financial Officer	2011	$253,323	$-0-	$7,430		$260,753
William C. Gray (4)	2012	$201,923	$-0-	$4,442		$206,365
Executive Vice President and Chief Financial Officer	2011	$57,692	$-0-	$-0-		$57,692
Mark C. Foley (5)	2012	$215,000	$-0-	$17,977	(7)	$232,977
Executive Vice President and Chief Credit Officer	2011	$42,019	$-0-	$3,000		$45,019

(1)	Mr. Maher resigned as President and CEO effective March 18, 2013.
(2)	Mr. Neilson was appointed as President and CEO effective March 18, 2013.
(3)	Mr. O’Connell was the Chief Financial Officer from January 1 through his retirement on November 30, 2012.
(4)	Mr. Gray has been employed by Patriot since September 2011 and became Chief Financial Officer effective December 1, 2012.
(5)	Mr. Foley was employed by Patriot as Executive Vice President and Chief Credit Officer from November 2011 to May 2013.
(6)	Includes a $12,000 annual automobile allowance.
(7)	Includes a $15,000 relocation allowance.

Potential Payments Upon Termination or Change of Control

Patriot and/or the Bank have entered into certain agreements and maintain certain plans that will require the payment of compensation to Mr. O’Connell in the event of a change of control of Patriot. The amount of compensation payable to him in each situation is listed in the table below. The disclosures assume a payment event having occurred on December 31, 2012.

The following table describes the potential payments upon a deemed change of control (“COC”) of Patriot for Robert F. O’Connell:

Executive Benefits and Payments Upon Termination	Voluntary Termination	Normal Retirement	Involuntary Not for Cause Termination	For Cause Termination	Involuntary or Good Reason Termination (COC)	Death or Disability
Compensation:
Cash	$0	$0	$0	$0	$625,000	$0
Non-Cash	$0	$0	$0	$0	$0	$0
Benefits and Perquisites:	$0	$0	$0	$0	$0	$0
Total:	$0	$0	$0	$0	$625,000	$0

Payments are capped so as not to exceed the limits of Section 280G of the Internal Revenue Code. The exercise of rights under the change of control agreement will not result in adverse tax consequences to Patriot under Section 280G of the Internal Revenue Code of 1986, as amended.

401(k) Plan

The Bank maintains a tax-qualified 401(k) Plan under Section 401(a) of the Internal Revenue Code with a cash or deferred arrangement under Section 401(k) of the Internal Revenue Code. Employees become eligible to make salary reduction contributions to the 401(k) Plan and to receive any matching or discretionary contributions made to the 401(k) Plan by the Bank on the first day of the quarter coinciding with or next following the date that the employee has attained 21 years of age and completed at least 1,000 hours of service in a period of six to 12 consecutive calendar months.

Under the 401(k) Plan, participants may elect to have the Bank contribute a portion of their compensation each year, subject to certain limitations imposed by the Internal Revenue Code. The 401(k) Plan permits the Bank to make discretionary matching and additional discretionary contributions to the 401(k) Plan. Participants in the 401(k) Plan may direct the investment of their accounts in several types of investment funds.

Participants are always 100% vested in their elective deferrals, matching and discretionary matching contributions and related earnings under the 401(k) Plan. Participants are permitted to receive a distribution from the 401(k) Plan only in the form of a lump sum payment.

Patriot National Bancorp, Inc. 2012 Stock Plan

In 2011, Patriot adopted the Patriot National Bancorp, Inc. 2012 Stock Plan. The 2012 Plan is administered by the Compensation Committee of Patriot’s Board of Directors. Grants under the 2012 Plan may be made in the form of stock options, restricted stock and phantom stock units. The 2012 Plan authorizes 3,000,000 shares of Patriot’s Common Stock for issuance. Phantom stock units may be granted under the 2012 Plan up to 1,000,000 units.

Under the terms of the 2012 Plan, only Patriot employees and employees of its subsidiaries may receive stock options. The exercise price of the stock options shall be not less than the fair market value of the stock on the date of grant. The Compensation Committee shall determine the dates upon which the options may be exercisable, which shall not exceed 10 years from the date of grant. The options may be exercised on a cashless basis if approved by the Compensation Committee.

Only non-employee directors are eligible to receive grants of restricted stock under the 2012 Plan. Restricted stock grants generally vest in quarterly installments over a four year period from the date of grant. The vesting of restricted stock awards and options may be accelerated in accordance with terms of the plan. The Compensation Committee shall make the terms and conditions applicable to the vesting of restricted stock awards and stock options.

Only Patriot’s employees and employees of its subsidiaries are eligible to receive phantom stock units under the 2012 Plan. The phantom stock units entitle the holder to receive upon exercise, in cash or shares of Common Stock, the appreciation in the value of the Common Stock from the date of grant. The Plan Committee shall determine the terms and conditions of each phantom stock unit award. Upon a change of control of Patriot, the grantee shall be required to redeem all of his or her phantom stock units. In the event of a sale of substantially all of Patriot’s assets, all outstanding phantom stock units will be redeemed

There were no awards made under Patriot’s 2012 Stock Plan during 2011. 117,387 shares of restricted stock and 850,000 of stock options were awarded in 2012.

ITEM 2. RATIFICATION OF INDEPENDENT AUDITORS

The second item to be acted upon at the Annual Meeting is the ratification of the Board of Directors’ selection of our independent registered public accounting firm.

The Board of Directors has appointed KPMG LLP (“KPMG”) as our independent registered public accounting firm to examine our financial statements for the current fiscal year ending December 31, 2013 and to perform other appropriate accounting services. KPMG has served as our independent registered public accounting firm since November 17, 2010, and has no relationship with us other than that arising from their employment as our independent registered public accounting firm.

Audit Fees

The following table sets forth the principal accounting fees we paid to KPMG, an independent registered public accounting firm, with respect to our fiscal years ended December 31, 2012 and 2011 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements; (ii) services rendered that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as audit fees; (iii) services rendered in connection with tax compliance, tax advice and tax planning; and (iv) all other services rendered.

	Year Ended
	December 31, 2012	December 31, 2011
Audit fees (1)	$462,750	$407,400
Audit-related fees (2)	—	7,500
Tax fees (3)	65,000	35,000
All other fees	—	—

Total fees	$527,750	$449,900

(1)	Audit fees with respect to the years ended December 31, 2012 and December 31, 2011 represent payments made by Patriot to KPMG for professional services. These payments were approved by the Audit Committee.
(2)	Audit-related fees are payments made to KPMG in connection with Patriot’s Registration Statement on Form S-8.
(3)	Tax fees with respect to the years ended December 31, 2012 and December 31, 2011 represent payments made by Patriot to KPMG for their preparation of Patriot’s federal and state income tax returns, tax advice and planning. These payments were approved by the Audit Committee.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services by the Company’s independent registered public accountants. The Audit Committee will consider annually and, if appropriate, approve the provision of audit services by its external auditor and consider and, if appropriate, pre-approve the provision of certain defined audit and non-audit services. The Audit Committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved.

Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member or members to whom such authority is delegated shall report any specific approval of services at its next regular meeting. The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its external auditor.

The Audit Committee approved the audit-related fees, tax fees and all other fees set forth above for the year ended December 31, 2012.

REPORT OF AUDIT COMMITTEE

The Audit Committee reviewed and discussed the audited financial statements with management, and discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended. The Audit Committee received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-K, as amended.

Edward N. Constantino

Raymond B. Smyth

Emile Van den Bol

ITEM 3. AMENDMENT TO THE PATRIOT NATIONAL BANCORP, INC. 2012 STOCK PLAN

The third item to be acted upon at the Annual Meeting is the approval of the Amendment to the Patriot National Bancorp, Inc. 2012 Stock Plan. Prior to the Annual Meeting, our Board of Directors will adopt, subject to stockholder approval, the Amendment. The purpose of the Amendment is to expand the persons eligible to receive grants of restricted stock under the 2012 Plan to include officers of the Company and its subsidiaries. The form of the Amendment is set forth in Exhibit A attached hereto. The 2012 Plan is described in further detail above, which description is not intended to be a complete description of the 2012 Plan and is qualified in its entirety by the actual text of the 2012 Plan.

ADDITIONAL INFORMATION

The 2013 Annual Meeting of Shareholders is scheduled to be held on September 17, 2013. Pursuant to Rule 14a-8 promulgated under the Exchange Act, our shareholders may present proper proposals for inclusion in our proxy or information statement and for consideration at the next annual meeting of shareholders by submitting their proposals to our Secretary in a timely manner. In order to be included in the proxy or information statement for the 2014 Annual Meeting of Shareholders, shareholder proposals must be received by our Secretary no later than August 31, 2014 and must otherwise comply with the requirements of Rule 14a-8.

We file annual, quarterly and current reports, information statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C., 20549. Please call the SEC at 1-800-SEC-0330 for further information on the SEC’s public reference rooms. Our SEC filings are also available to the public at the SEC’s website at http://www.sec.gov.

Any person, including any beneficial owner, to whom this Information Statement is delivered may request copies of our periodic reports, information statements or other information concerning us, without charge, by written request, directed to Phillip W. Wolford, Secretary, Patriot National Bancorp, Inc., 900 Bedford Street, Stamford, Connecticut 06901 or by telephone at 203-252-5925. If you would like to request documents, please do so by August 31, 2013 in order to receive them before the Annual Meeting.

THIS INFORMATION STATEMENT IS DATED AUGUST 19, 2013. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ABOVE, UNLESS EXPRESSLY PROVIDED, AND THE MAILING OF THIS INFORMATION STATEMENT TO SHAREHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

By Order of the Board of Directors,

/s/ Michael A. Carrazza
Michael A. Carrazza
Chairman of the Board August 19, 2013

Exhibit A

AMENDMENT

TO THE

PATRIOT NATIONAL BANCORP, INC. 2012 STOCK PLAN

Pursuant to Section 6 of Article I of the Patriot National Bancorp, Inc. 2012 Stock Plan (“Plan”), and upon the direction of the Board of Directors of Patriot National Bancorp, Inc., the Plan is hereby amended, effective                     , 2013, as follows:

I.

Section 2 of Article I of the Plan is amended by adding the following new paragraph (p) and renumbering the previous paragraph (p) as (q) and all subsequent paragraphs of Section 2 accordingly:

(p) “Officer” shall mean an officer of the Company or any Subsidiary of the Company.

II.

Section 1 of Article III of the Plan is amended by revising the first sentence of paragraph (a) thereof to read as follows:

Only Directors and Officers shall be eligible to receive grants of Restricted Stock under the Plan.

III.

If there shall be any inconsistency between this Amendment and the Plan, as previously amended, this Amendment shall control.

Executed this          day of             , 2013.

PATRIOT NATIONAL BANCORP, INC.

By
Its

Exhibit B

Patriot National Bancorp, Inc

Audit, Credit Review and Compliance Committee Charter

Approved: June 19, 2012

Purpose

The purpose of the Audit Committee is to provide oversight and act as a liaison to the Board of Directors of Patriot National Bancorp, Inc. and Patriot National Bank (together referred to as the “Company”) regarding audit issues, credit review and regulatory compliance. The Committee engages the independent auditors, reviews the arrangement and scope of the audit, considers comments made by the independent auditors regarding internal accounting controls, and oversees the internal auditing function, the credit review function and the regulatory compliance function. The committee also reviews internal accounting procedures and controls with the Company’s senior management.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary. In addition, the evaluation of the Company’s financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditor, nor does the Committee’s evaluation substitute for the responsibilities of the Company’s management for preparing, or the independent auditor for auditing, the financial statements.

Responsibilities of Audit Committee

•	Review the adequacy of the Company’s system of internal control.

•	Review the activities, organizational structure and qualifications of the internal audit function. Meet with the internal auditor at least quarterly.

•	Annually review the independent auditors’ proposed audit scope and approach.

•	Review the annual independent loan review proposal for examination scope and approach.

•	Conduct a postaudit review of the consolidated financial statements and audit findings. Including any significant suggestions for improvement provided to management by the independent auditors.

•	Review the performance of the independent auditors.

•	Review and approve the independent auditors’ fee arrangements.

•	Review management’s monitoring of compliance with the Company’s Code of Ethics.

•	If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.

•	Review the performance of the Loan Review Function.

•	Review the performance of the Regulatory Compliance Program.

•	Provide oversight of Affiliate contracts and transactions

•	Perform other oversight functions as requested by the Board.

Reporting Responsibilities

•	The members of the Committee shall be appointed by the Board and the Committee reports to the Board.

•	Maintain lines of communication with management, the independent auditors the internal auditor(s) (including private meetings), the Compliance Officer and Loan Review Officer.

•	Shall review and discuss with management the policies and guidelines for risk assessment and management.

Audit Committee Membership

Membership on the Audit Committee will be in accordance with NASDAQ’s independent directors and audit committee standards. There will be a minimum of three independent directors, including the chairman. A member shall be considered “independent” and qualified for membership as long as he or she does not accept any consulting, advisory, or other compensatory fee from the Company, is not an affiliated person of the Company or its subsidiaries, and meets the independence requirements of the law, SEC regulations and the NASDAQ Global Market listing standards. All Committee members shall be financially literate and at least one member shall be an “audit committee financial expert” as defined by SEC regulations.

Meetings

A majority of the Committee shall constitute a quorum. Generally, the Committee will meet at least quarterly and will submit a report of their meeting at the next scheduled Board of Director’s meeting. These meetings should include management, the internal auditors, the Compliance Officer, independent auditors (when deemed appropriate) and others, as necessary, and cover topics such as:

•	The scope of the internal audit department’s activities, their annual internal audit plan and follow-up on any completed internal audit reports.

•	Plans for addressing possible conflict of interest situations.

•	Review of management’s procedures for monitoring compliance with laws, regulations and Company policies and procedures as well as the results of regulatory compliance examinations.

•	Review the scope and results of the Loan Review function.

•	Any material litigation and matters that have an impact on the financial statements.

Before the commencement of the annual audit, the committee should meet with the independent auditors and management and review:

•	The audit approach and scope of examination.

•	Any significant planned changes in the Company’s accounting principles, policies and practices.

•	Recent developments in accounting principles, reporting practices, and regulatory policies that may have a significant effect on the Company’s financial statements.

•	Special areas needing attention.

As soon as possible after the annual audit, the committee should meet with the independent auditors and management and review:

•	The consolidated financial statements to be included in the annual report and in other publicly filed documents.

•	The independent auditors’ findings, including significant resolved or unresolved problems and any written response by management to these comments.

•	The independent auditors’ comments on internal controls, as well as management’s response to these comments.

•	The financial reporting process, including interim financial reporting.

Annually, the Committee has the responsibility to retain and/or terminate the Company’s independent auditors (subject, if applicable, to shareholder ratification). The Committee shall have the sole authority to approve and/or pre-approve all audit engagement fees and terms, as well as all significant non-audit engagements with the independent auditor.

At least annually, the Committee shall obtain and review a report by the independent auditors describing:

•	The accounting firm’s internal quality control procedures.

•

Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues.

•	All relationships between the independent auditor and the Company (to assess the auditor’s independence).

The Committee, or designated Audit Committee member, shall review, prior to the release or filing there of, any document containing the Company’s financial statements, including the interim financial reports and filings with the SEC or other regulators.

Audit Coordinator’s Role

The Audit Coordinator reports to the Chairman of the Audit Committee. The Audit Coordinator assists the Chairman of the Audit Committee in managing the consultants who provide internal audit, compliance monitoring and credit review functions. These consultants report to the Audit Committee. The Audit Coordinator along with the Audit Committee reviews and approves annual risk assessment and work plans for the internal audit (except for audits of compliance, which are approved by the Audit Committee Chairman) , compliance monitoring and credit review processes; ensures that each of the consultants reports to the Audit Committee quarterly on the status of each program; conducts Compliance Committee meetings; administers the compliance training program; administers the Affiliate Governance oversight process; ensures that management resolves action items and the consultants are provided with adequate documentation of the resolutions; and prepares for and records the minutes of the Audit Committees meetings.

Internal Audit Function

Internal auditors play an important role in the financial reporting process. To be most effective, the internal audit department should have the support of both management and the Board of Directors (through its Audit Committee).

Internal auditing activities of particular emphasis will include:

•	Reviewing compliance with Company policies and procedures at all levels.

•	Reviewing operations to evaluate the effectiveness of the internal control systems, including controls over computerized systems.

•	Reviewing the Loan Review Function.

•	Evaluating the effectiveness of management’s proposed actions to correct internal control deficiencies.

•	Recommending operational improvements, which have the potential to increase profits.

•	Evaluating the effectiveness of the physical protection of assets and the security of data.

•	Making special examination into such areas as illegal payment, defalcations or conflicts of interests.

•	Working with independent auditors.

It is important that the Audit Committee have contact with the consultants supplying internal audit, compliance and credit review functions. The Audit Coordinator should attend all audit committee meetings. The consultants performing the internal audit, compliance and credit review functions will attend quarterly Audit Committee meetings. The Audit Committee will oversee the internal audit function and its activities by approving annually:

•	Reviewing the performance of each of the consultants providing internal audit, compliance and credit review functions.

•	The internal audit plan, which includes the manner in which it plans its activities and a list of projects planned.

•	A report on the internal audit activities for the year (or by quarter) which includes a list of projects completed projects in process and selected audit findings.

•	A description of the progress for ensuring that management takes the appropriate corrective actions on the suggestions made in the internal audit reports.

•	An analysis of open audit findings, categorized by age and significance.

•	Reports on planned changes in the internal audit function.

Approved By:	The Board of Directors
Date:	June 19, 2012

Exhibit C

Charter

Board Compensation Committee

January 2005

The Board Compensation Committee shall have at least three members and consist solely of independent directors. This Committee’s sole task is to set the compensation of all Executive officers of the Corporation and the Bank.

Exhibit D

Patriot National Bancorp, Inc.

Board of Directors

Committee Charter

Nominating and Governance Committee

I. PURPOSE

The Nominating and Governance Committee (the “Committee”) shall (i) evaluate, and nominate director nominees for election by the stockholders and for appointment by the Board to fill vacancies and (ii) provide a leadership role with respect to corporate governance of the Company.

II. COMMITTEE MEMBERSHIP AND ORGANIZATION

The Committee shall be comprised of no fewer than three outside independent members of the Board.

The members of the Committee shall meet the applicable independence requirements of NASDAQ.

The members of the Committee and the Committee Chairman shall be appointed and may be replaced at any time by the Board.

The position of Committee Chairman will rotate on an annual basis.

III. COMMITTEE RESPONSIBILITIES AND AUTHORITY

The responsibilities of the Committee include:

Determine periodically, as appropriate, desired Board qualifications, expertise and characteristics, including such factors as business experience and skills and knowledge with respect to technology finance, marketing, financial reporting and any other areas as may be expected to contribute to an effective Board.

Review from time to time and report to the Board on general corporate governance matters.

Recommend to the Board, as appropriate, policies, procedures and practices regarding corporate governance for the Company as may be consistent with any applicable laws, regulations and listing standards.

Evaluate, and propose nominees for election or appointment to the Board.

In performing its duties, the Committee shall have the authority to retain, compensate and terminate any search firm to identify director candidates.

Form and delegate authority to subcommittees when appropriate.

Review and re-examine this Charter periodically, as appropriate, and make recommendations to the Board for any proposed changes.

Periodically review and evaluate, as appropriate, the performance of the Committee.

In performing its responsibilities, the Committee shall have the authority to engage and obtain advice, reports or opinions from external counsel and expert advisors.

Consider and /or adopt a policy regarding the consideration of candidates for the Board recommended by stockholders, including, if adopted, procedures to be followed by stockholders in submitting recommendations.

The Committee shall review the disclosure in the Company’s proxy statement for its annual meeting of stockholders relating to committee functions and shall inform management whether there are any changes that are necessary or appropriate with respect to such disclosure in the proxy statement.

Perform such other activities consistent with this Charter, the Company’s Bylaws and governing law as the Nominating Committee or the Board deems necessary or appropriate.

IV. MEETINGS

The Committee shall meet periodically as necessary to act upon any matter within its jurisdiction.

V. MINUTES

The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

VI. REPORTS

The Committee will provide reports to the Board from time to time as appropriate.